EXHIBIT 99.2


                            STOCK PURCHASE AGREEMENT

                           Dated as of January , 2001

                                  By and Among

                       EMPIRE OF CAROLINA, INC., as Seller

                                       and

                         APPLE SPORTS ACQUISITION, INC.,

                      DORSON SPORTS ACQUISITION, INC., and

                         APPLE SHOES ACQUISITION, INC.,
                                    as Buyers

                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT dated this 18TH day of January, 2001, by and between EMPIRE OF CAROLINA, Inc. a Florida corporation, with offices at 5150 Linton Boulevard, Delray Beach, Fla. 33484 ("Seller"); and APPLE SPORTS ACQUISITION, INC. ("Apple Acquisition"), DORSON SPORTS ACQUISITION, INC. ("Dorson Acquisition"); and APPLE SHOES ACQUISITION, INC. ("Golf Acquisition") each a New York corporation, with offices at 1 Roebling Court, Ronkonkoma, New York 11797. Apple Acquisition and Dorson Acquisition and Golf Acquisition are herein sometimes collectively referred to as "Buyer".

                                    RECITALS
                                    --------

                  A. On November 17, 2000, Seller and Empire Industries, Inc. filed a voluntary petition pursuant to Chapter 11 of 11 U.S.C.ss.101 et seq. (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of Florida ("Bankruptcy Court"), which case bears the case numbers 00-35179 and 00-35180 - BKC- PGH (collectively, the "Cases").

                  B. Seller represents and warrants that it is the beneficial and record owner of all of the issued and outstanding shares of capital stock of each of the following New York corporations: (1) Apple Sports, Inc. ("Apple Sports") , Dorson Sports, Inc. ("Dorson Sports") and Apple Golf Shoes, Inc.("Apple Golf") (Apple Sports, Dorson Sports and Apple Golf are herein collectively referred to as the "Acquired Companies", and each as an "Acquired Company").

                  C. Seller is the licensee under certain Trademark Licensing Agreement between Pacific Cycle, LLC and Seller for the use of the Mongoose (R) trademark (the"Mongoose License") pursuant to which Dorson Sports, Inc. sells and distributes snowboards, skateboards and related products bearing the Mongoose(R) trademark.

                  D. Apple Sports Inc. and Apple Golf Shoes, Inc. are parties to a Trademark License Agreement between Wilson Sporting Goods Co. and Apple Sports Inc. and Apple Golf Shoes, Inc pursuant to which each of the foregoing entities are entitled to, inter alia, manufacture and distribute golf shoes and accessories bearing the Wilson(R)trademark. (the"Wilson License") (the "Mongoose License" and the "Wilson License" are hereinafter referred to as the "Licenses").

                  E. Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, in a contemporaneous single transaction pursuant to Sections 363(b) and (f) of the Bankruptcy Code, all of the issued and outstanding shares of capital stock of the Acquired Companies as well as Seller's interests in the Licenses as follows: (i) Seller shall convey to Apple Acquisition to all of the issued and outstanding shares of Apple Sports: (ii) Seller shall convey to Dorson Acquisition all of the issued and outstanding shares of Dorson Sports; (iii) Seller shall convey to Apple Golf Acquisition all of the issued and outstanding shares of capital stock of Apple Golf; (iv) Seller shall obtain, in writing, all necessary consents from Wilson Sporting Goods Co. to the assignment of the Wilson License to the corporations constituting Buyer as they may request prior to Closing and (v) Seller shall, pursuant to Section 365 of the Bankruptcy Code, assign to the corporations constituting Buyer as they may request prior to Closing, all of Seller's rights and interests under the Mongoose License, all as hereinafter more particularly set forth.

                  F. Congress Financial Corporation (Central) ("Congress"), Finova Capital Corporation ("Finova") and LaSalle National Bank ("LaSalle") ("Congress", "Finova" and "LaSalle" are collectively referred to hereinafter as the "Banks") hold security interests in the Assets to be acquired hereunder as well as continuing unconditional guaranties made by Apple Sports, Inc., Apple Shoes, Inc. and Dorson Sports, Inc. with respect to the obligations of Seller to the Banks. The Banks also hold a guaranty from Empire Industries, Inc., with respect to the obligations of the Acquired Companies to the Banks.

                  G. In accordance with the Interim Order (as hereinafter defined) dated January 3, 2001, the Bankruptcy Court scheduled a hearing to consider the motion of Seller to sell all of the outstanding stock of Dorson Sports Inc., Apple Sports, Inc. and Apple Golf Shoes, Inc. to Buyer free and clear of all liens, claims and encumbrances, to assume and assign certain executory contracts, establish bidding and sales procedures and approve a break-up fee in favor of Buyer all on the terms set forth in the Interim Order.


                  H. At the election of Buyer, subsequent to the Closing (hereinafter referred to), the Buyer is contemplating the following merger transactions pursuant to the provisions of a separate agreement(s), (i) Apple Sports, Inc. may be merged into Apple Acquisition, Inc.; (ii) Dorson Sports, Inc. may be merged into Dorson Acquisition, Inc. and (iii) Apple Golf Shoes, Inc. may be merged into Apple Shoes Acquisitions, Inc.

                  NOW, THEREFORE, in consideration of the foregoing recitals, the mutual representations, warranties, covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

                  1.1 Definitions:

                  For all purposes of this Agreement, except as otherwise expressly provided, all accounting terms shall have the meanings assigned under generally accepted accounting principles,


                           (iii) all references in this Agreement to designated
"Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of the body of this Agreement,

                           (iv) all references in this Agreement to "Exhibits"
are to the Exhibits attached to this Agreement,

                           (v) pronouns of either gender or neuter shall
include, as appropriate, the other pronoun forms, and

                           (vi) unless the context requires otherwise, the words
"herein," "hereof" and "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision.

                  As used in this Agreement and Exhibits, the following additional definitions shall apply: "Agreement" means this Stock Purchase Agreement by and between Buyer and Seller, as the same may be amended or supplemented in a writing signed by duly authorized representatives of both parties, together with the Exhibits hereto.

                  "Apple Golf Stock" means all of the issued and outstanding shares of capital stock of Apple golf Shoes, Inc.

                  "Apple Sports Stock" means all of the issued and outstanding shares of capital stock of Apple Sports, Inc.

                  "Assets" means the Stock and Licenses.

                  "Bank Debt" shall mean all of the indebtedness of the Acquired Companies to the Banks evidenced by that certain Amended, Restated and Consolidated Loan and Security Agreement, dated March 24, 1999 by and among the Acquired Companies and the Banks together with all other loan documents executed by the Acquired Companies in connection with such indebtedness, together with all liens and security interests security such indebtedness, except that Bank Debt shall expressly exclude the Guaranteed Indebtedness.

                  "Bank Liens" means all liens and encumbrances securing the Bank Debt.

                  "Banks" shall mean the collective reference to LaSalle National Bank, Congress Financial Corporation (Central) and Finovia Capital Corporation.

                  "Break up Fee" shall mean the "Break up Fee" referred to in the Order.

                  "Closing" means the consummation of the purchase and sale transaction contemplated by this Agreement and shall be deemed to have occurred effective as of 12:01 a.m. on the Closing Date.

                  "Closing Date" means the day on which the Closing actually occurs.

                  "Dorson Sports Stock" means all of the issued and outstanding shares of capital stock of Dorson Sports, Inc.

                  "Empire Continuing Unconditional Guaranty" means the Continuing Unconditional Guaranty dated March 24, 1999 executed by Empire Industries, Inc. in favor of the Bank Group which guarantees the Bank Debt.

                  "Final Sale Order" shall mean that final order to be entered in the Chapter 11 case of Seller authorizing Seller to sell the Assets to Buyer pursuant to the provisions of Sections 365 and 363(b) and (f) of the Bankruptcy Code complying with the provisions of clause (ii) of Section 7.1 hereof.

                  Financing Loan" shall mean a loan in the principal amount of not less $10,000,000 made to Buyers by an institutional lender (the "Financing Banks")on terms satisfactory to Buyer in its sole discretion, for the purpose of providing purchase money financing of the Purchase of the Assets pursuant to this Agreement and working capital.

                  "Guaranteed Indebtedness" means the indebtedness of Empire Industries, Inc. to the Bank Group guarantied by the Acquired Companies whether pursuant to that certain Continuing Unconditional Guaranty, dated March 9, 1999, executed by each of the Acquired Companies, or otherwise, together with all liens securing any such guaranty.

                  "Interim Order" shall mean the Order Establishing Bidding Procedures, Approving Break-up Fee and Fixing Date for Final Hearing on Debtor's Motion to Sell All Outstanding Stock of the Apple Subsidiaries and Assume and Assign Executory Contract, as well as the related Notice of Sale, each dated January 3, 2001, issued by the Bankruptcy Court in the Chapter 11 case of Seller authorizing the sale of the Assets to Buyer in accordance with the provisions of the Agreement, subject to higher offers, if any, at a sale to be held on January 17, 2001.

                  "Licenses" shall mean the Licenses referred to in the preamble to this Agreement. "Loan Value" shall mean the line balance as of the Closing Date with respect to the Bank Debt, plus the principal amount of all open Letters of Credit issued by the Banks for the benefit of the Acquired Companies, as defined the Order (computed consistently with prior practice).

                  "Purchase Price" has the meaning set forth in Section 3.1.

                  "Stock" means all of the issued and outstanding shares of capital stock of all of the Acquired Companies.

                                   ARTICLE II
                                   ----------

                                SALE AND PURCHASE
                                -----------------

                  2.1 Sale of Stock and Licenses: Subject to the terms and provisions of this Agreement, in a single contemporaneous transaction, Seller shall, at the Closing, (A) sell, assign, transfer and convey the Stock to Buyer, and Buyer shall then purchase and acquire the Stock from Seller, as follows: (i) Apple Acquisition shall acquire the Apple Sports Stock; (ii) Dorson Acquisition shall acquire the Dorson Sports Stock (iii) Apple Golf Acquisition shall acquire the Apple Golf Stock, (B)Seller shall obtain, in writing, all necessary consents from Wilson Sporting Goods Co. to the assignment of the Wilson License to the corporations constituting Buyer at Closing and (C) Seller shall assign to the Buyer, all of Sellers rights, as licensee under the Mongoose License pursuant to the provisions of Sections 363 (b) and (f) of the Bankruptcy Code and the Stock and the rights of Seller under the Licenses (collectively, the "Assets") shall on the Closing be free and clear of any liens, charges, taxes, encumbrances, equities, claims, pledges, security interests and options of whatever nature, other than liens securing the Bank Debt.

                                  ARTICLE III
                                  -----------

                                 PURCHASE PRICE
                                 --------------

                  3.1 Purchase Price: The purchase price for the Assets (the "Purchase Price") shall be equal to the sum of (A) the Loan Value as of the Closing Date plus and (B) $2,000,000. The Purchase Price shall be paid by Buyer as follows: (i) $150,000 (including any accrued interest thereon, the "Deposit"), which shall be placed in escrow with Seller's counsel, as "Escrowee," at such time as Buyers shall have received a commitment (the "Commitment") acceptable to Buyers in their sole discretion for bank financing of the transactions contemplated hereby and working capital (the "Bank Financing") in amount not lower than $10,000,000 and (ii) the balance of the Purchase Price shall be paid at Closing via wire transfer in immediately available funds to the account designated in writing by Seller to the Buyer; provided, however, that if the Banks shall be providing the financing for the transactions contemplated hereby, the balance of the Purchase Price shall be paid at closing as follows: (i) the portion of the Purchase price equal to the Loan Value shall be paid by Buyer, consummating the transaction without release of the Bank Debt and (ii) the payment of $2,000,000 less any Deposit at Closing via wire transfer in immediately available funds to the account designated in writing by Seller to Buyer. The Escrowee shall hold the Deposit in escrow until Closing or earlier termination of this Agreement. At Closing, the Deposit shall be delivered to Seller and if this Agreement shall be terminated prior to Closing, the Escrowee shall remit the Deposit in accordance with Section 8.2 hereof.

                  3.2 Allocation of Purchase Price: The Purchase Price shall be allocated by Buyer and Seller among the Assets in accordance with the following percentages: (i) 60% for the Apple Sports Stock; (ii) 20 % for the Dorson Sports Stock (iii) 5% for the Apple Golf Stock and (iv) 15% for the Mongoose License. Such allocation shall be conclusive and binding for all purposes, and the parties shall file all income or other tax returns in a manner consistent with such allocation.

                  3.3 Tax Election: The parties hereto agree that upon the written request of Buyer, they will each make the election permitted by Section 338 (h)(10) of the Internal Revenue Code of 1986, as amended, in connection with the transactions contemplated by this Agreement and to take all necessary actions to implement such election.

                                   ARTICLE IV
                                   ----------

                                     CLOSING
                                     -------

                  4.1 Closing Date: The Closing under this Agreement (the "Closing) shall be at the offices of Berger, Davis & Singerman, 350 East Las Olas Boulevard, Suite 1000, Fort Lauderdale, Florida, at 10:00 a.m. one Business day after the Final Sale Order is entered in the docket of the Bankruptcy Court. Buyer shall have the right to terminate this Agreement by written notice to Seller given at any time after January 19, 2001 if the Closing shall not have theretofore been consummated.

                  At the Closing, Seller shall execute and deliver or cause to be executed and delivered to Buyers, at Seller's cost and expense, the following:

                  The Original Stock Certificates evidencing all of the issued and outstanding shares of the capital stock of the Acquired Companies, with appropriate stock powers duly executed and notarized and, in the reasonable opinion of Buyer's counsel, in proper form for transfer (or, if such Original Stock Certificates can not be located, lost stock affidavits in form and substance reasonably acceptable to Buyer;

                  such bills of sale, assignments, (in recordable form) and other instruments of transfer as shall be necessary or required in the reasonable opinion of Buyers Counsel, to sell, assign and transfer to Buyer all Seller's rights, and interests in and to the Licenses;

                  A Certified Copy of the Final Sale Order complying with the provisions of subdivision (ii) of Section 7.1 hereof;

                  The written consent of the Licensor under each of the Wilson License and the Mongoose License to the consummation of the assignment thereof contemplated by this Agreement, in form reasonably satisfactory to Buyer's counsel;

                  A satisfaction and release of liens with respect to the Guaranteed Debt;

                  A release of the Unconditional Guaranty Agreement evidencing the Guaranteed Debt;

                  A good standing certificate and certified articles of incorporation issued by the Secretary of State of the State of Incorporation for Seller;

                  An incumbency certificate for Seller;

                  A corporate resolution certified by an authorized officer of Seller; authorizing the consummation of the transactions described in this Agreement; and

                  The Empire Continuing Unconditional Guaranty shall be released.

                  such other termination statements, instruments of transfer, agreements, certificates and other documents as Buyer shall reasonably request.

                  4.2 Buyer Closing Documents: At the Closing, the Buyer shall execute and deliver to Seller:

                  (i) the payment of the remaining portion of the Purchase Price via wire transfer as provided in Section 3.1(ii) hereof;

                  (ii) A good standing certificate and certified articles of incorporation issued by the Secretary of State of the State of incorporation for each corporation comprising the Buyer;

                  (iii) An incumbency certificate for each corporation comprising the Buyer;

                  (iv) A corporate resolution certified by an authorized officer of each corporation comprising the Buyer authorizing the consummation of the transaction described in this Agreement;

                  (v) Such other stock delivery receipts, certificates and other documents as Seller shall reasonably request.

                  4.3 Proceedings: All proceedings taken and all documents executed and delivered by the parties on the Closing Date shall be deemed to have been taken and executed simultaneously, and no proceeding shall be deemed taken nor any document executed or delivered until all have been taken, executed and delivered, it being expressly agreed that this transaction is an all or none transaction involving the purchase by Buyer of all of the Assets, if any of the Assets are to be purchased.

                  4.4 Cure Costs. Buyer shall be responsible for payment, in the ordinary course of its business, for the license fees, if any, due with respect to the Mongoose and Wilson Licenses for the fourth quarter of the calendar year 2000.

                                    ARTICLE V
                                    ---------

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

                  Seller represents and warrants to Buyer, with the understanding that Buyer is relying on these representations and warranties in entering into this Agreement, as follows:

                  5.1 Organization and Good Standing: Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. All of the authorized capital stock of each of the Acquired Companies, which consists solely of common stock, is owned beneficially and of record by Seller. There is outstanding no security or instrument convertible into or exchangeable for capital stock of any Acquired Companies.

                  5.2 Authority Relative to Agreements, etc.: The Seller has the requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by Seller of this Agreement and each such agreement, document, certificate or instrument, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action and (i) do not require the consent, waiver, approval, license or authorization of any person, entity, or public authority (provided however, that no representation or warranty is given with respect to the right of Seller to assign the Mongoose License or any consent required with respect to such assignment), (ii) do not violate, with or without the giving of notice and/or the passage of time, any material law, rule, or regulation, and
(iii) will not conflict (in any material respect) with or result in a material breach or termination of any provision of, or constitute a material default or give rise to a right of termination or acceleration under, or pursuant to any corporate charter, by-law, mortgage, deed of trust, indenture, written or oral, or agreement, written or oral, or instrument, or any Order, law, rule, regulation or any other restriction of any kind or character, to which Seller is a party or by which Seller, or any of the Acquired Companies or any of its assets may be bound, or result in the creation of any lien, charge or encumbrance upon the Stock (provided however, that no representation or warranty is given with respect to the right of Seller to assign the Mongoose License or any consent required with respect thereto).

                  5.3 Effect of Agreement: This Agreement has been duly executed and delivered by Seller and constitutes, and each other agreement, document, certificate or instrument contemplated by this Agreement when executed and delivered hereunder shall constitute, a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, amortization or similar laws affecting the enforcement of creditors' rights generally, and by general equity principles (whether enforcement is sought in proceedings in equity or at law).

                  5.4 Title: Subject to the proviso set forth at the end of
Section 2.1 hereof, the Acquired Companies have good, valid and marketable title to the their respective assets, free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and other encumbrances and defects of title of any nature whatsoever except for the Bank Debt (if the provision in Section 3.1 shall be applicable); however all of the agreements of the Acquired Companies, as well as all of the liens and encumbrances evidencing or securing the Guaranteed Debt shall be released prior to Closing.

                  5.5 No Outstanding Decrees: There are no Orders of any federal, state, county, municipal, foreign or other government or of any court, department, commission, board, bureau, agency or other instrumentality thereof outstanding against, or relating or applicable to Seller or to any of the Acquired Companies or the Assets, other than the Cases (in the case of Seller) and the Final Sale Order.

                  5.6 Litigation and Claims: There is no action, suit, legal or administrative proceeding, arbitration, investigation or other proceeding or claim pending or, to the knowledge of Seller, threatened against, or affecting Seller or Seller's assets that, if adversely determined, might reasonably be expected to have a material adverse effect on the Stock, or Seller's ability to perform this Agreement or any aspect of the transactions contemplated by this Agreement.

                  5.7 Taxes: To Seller's knowledge, there are no unpaid federal, state or local Taxes and there are no known or proposed deficiency assessments in respect of any federal, state, county, municipal or other tax that might affect any Acquired Company.

                  5.8 No Brokers or Finders: Neither Seller nor any of its directors, officers, employees or agents have retained, employed or used any broker or finder in connection with the transactions provided for herein or the negotiation thereof.

                  5.9 AS IS, WHERE IS, WITH ALL FAULTS: EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE FINAL SALE ORDER OR ANY DOCUMENTS OR CERTIFICATES EXECUTED BY SELLER IN CONNECTION WITH THE CLOSING HEREUNDER (COLLECTIVELY, THE "TRANSACTION DOCUMENTS"), SELLER HEREBY SPECIFICALLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING (I) THE NATURE AND CONDITION OF ANY OF THE ASSETS, OR ANY OF THE ASSETS OR BUSINESS OF THE ACQUIRED COMPANIES AND THE SUITABILITY THEREOF FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY ELECT TO CONDUCT THEREON, AND (II) THE COMPLIANCE OF THE ASSETS, OR ANY OF THE BUSINESS OR ASSETS OF THE ACQUIRED COMPANIES OR THEIR RESPECTIVE OPERATION WITH ANY LAWS OR ANY ENVIRONMENTAL LAWS. BUYER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THE TRANSACTION DOCUMENTS, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE ASSETS, THE BUSINESS OF THE ACQUIRED COMPANIES AND THE ASSETS OF THE ACQUIRED COMPANIES AND HAVING FULLY INSPECTED THE ASSETS, THE BUSINESS OF THE ACQUIRED COMPANIES AND THE ASSETS OF THE ACQUIRED COMPANIES, IS THOROUGHLY FAMILIAR WITH THE CONDITION OF THE ASSETS, THE BUSINESS OF THE ACQUIRED COMPANIES AND THE ASSETS OF THE ACQUIRED COMPANIES AND HEREBY ACCEPTS THE STOCK, THE LICENSES, AND THE ACQUIRED COMPANIES IN THEIR "AS IS, WHERE IS, WITH ALL FAULTS CONDITION." EXCEPT AS SET FORTH IN THE TRANSACTION DOCUMENTS, BUYER EXPRESSLY ACKNOWLEDGES THAT SELLER HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, ARISING BY OPERATION OF LAW OR OTHERWISE, WHATSOEVER WITH RESPECT TO ANY OF THE ASSETS, THE BUSINESS OF THE ACQUIRED COMPANIES OR THE ASSETS OF THE ACQUIRED COMPANIES, INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OR WARRANTY REGARDING CONDITION, HABITABILITY, SUITABILITY, QUALITY OF CONSTRUCTION, WORKMANSHIP, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR

                               PURPOSE. ARTICLE VI
                               -------------------

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

                  Buyer hereby represents and warrants to Seller as follows:

                  6.1 Organization and Good Standing: Each corporation constituting Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York.

                  6.2 Authority Relative to Agreement, etc.: Buyer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each agreement, document or instrument required to be delivered hereby. The execution, delivery and the performance by Buyer of this Agreement have been authorized by all necessary action and (I) do not require the consent, waiver, approval, license or authorization of any person, entity, or public authority, (ii) do not violate, with or without the giving of notice and/or the passage of time, any provision of law, and (iii) will not conflict with or result in a breach or termination of any provision of, or constitute a default or give rise to a right of termination or acceleration under, any corporate charter, by-law, mortgage, deed of trust, indenture or other agreement or instrument or any order, judgment, decree, statute, regulation or any other restriction of any kind or character, to which Buyer is a party or by which any of its assets or properties may be bound, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Buyer.

                  6.3 No Brokers or Finders: Neither Buyer nor any of their respective, directors, officers, employees or agents have retained, employed or used any broker or finder in connection with the transactions provided for herein or the negotiation thereof.

                                   ARTICLE VII
                                   -----------

                              CONDITIONS OF CLOSING
                              ---------------------

         7.1 The obligation of Buyer to consummate the transactions contemplated hereby are subject, at the option of Buyer, to the following conditions:

                  (1) All representations and warranties of Seller contained in this Agreement shall be accurate when made, in all material respects, and, in addition, shall be accurate, in all material respects, as of the Closing as if made and given on and as of the Closing Date, and the Seller shall not have theretofore defaulted in the performance of any of its obligations hereunder.


                  (2) The Bankruptcy Court shall have delivered the Final Sale Order reasonably satisfactory to Buyer, which shall inter alia (1) approve all of the terms and provisions of this Agreement (2) provide that the sale of the Stock and transfer of the Mongoose License shall be free and clear of any and all liens, clauses and encumbrances pursuant to Section 363(b) and (f) of the Bankruptcy Code; (3) provide that, except as may be expressly provided for in the proviso at the end of Section 2.1 hereof, all obligations of the Acquired Companies, as well as all liens on any of their respective assets relating to or securing the Bank Debt shall be released upon payment of the balance of the Purchase Price.; (4) provide that the Mongoose License has been assigned to Buyer pursuant to Section 365(b) of the Bankruptcy Code, that any necessary approvals of the Licensor(s) have been obtained, and that any and all defaults under the Mongoose License has been cured through and including the Closing Date and (5) that the Buyer is a "good faith" purchaser entitled to the protections of Section 363(m) of the Bankruptcy Code; (6) that Seller has complied with all applicable provisions of the Bankruptcy Code and all of the local rules of this Bankruptcy Court, and (or) that all creditors and that all parties in interest and all parties that have an interest in the Assets have been notified of the sale and had an opportunity to file objection thereto.

                  (3) The Financing Bank shall have closed on the disbursement of the Financing Loan.

                  (4) Upon payment of the balance of the Purchase Price at Closing the Acquired Companies shall have been fully released from any and all obligations relating to the Guaranteed Indebtedness and all liens or security interests encumbering the Stock or any Assets thereto for securing the Guaranteed Indebtedness shall have been released, and the Empire Continuing Unconditional Guaranty shall be released.

                  (5) La Salle Bank, as administrative agent for the Banks, shall have certified the Loan Balance to the Buyer as of the Closing Date.

                  (6) Since the date of this Agreement, no event shall have occurred which can be reasonably expected to result in any materially adverse change in the business, properties, operations, prospects or assets, or in the condition, financial or otherwise of the Acquired Companies.

                  (7) The Seller shall have delivered the other Closing Documents referred to in Section 4.1 hereof.

                                  ARTICLE VIII
                                  ------------

                       COVENANTS AND AGREEMENTS OF SELLER
                       ----------------------------------

                  8.1 The Seller covenants and agrees that prior to Closing:

                  During the period prior to the Closing, Seller shall give to Buyer, its counsel, accountants and other representatives (a) access during normal business hours to all of the properties, books, records, contracts and documents of Acquired Companies for the purpose of such inspection, investigation and testing as Buyer deems appropriate (and Seller shall furnish or cause to be furnished to Buyer and its representatives all information with respect to the business and affairs of Acquired Companies as Buyer may request);
(b) access to employees, agents and representatives for the purposes of such meetings and communications as Buyer reasonably desires; and (c) with the prior consent of Seller in each instance (which consent shall not be unreasonably withheld), access to vendors, customers, manufacturers of its machinery and equipment, and others having business dealings with the Acquired Companies. Buyer shall indemnify and hold Seller, each of the Acquired Companies, and their respective shareholders, directors, officers and agents (collectively, the "Seller Group") harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and disbursements), suffered or incurred by the Seller Group and arising out of or in connection with (i) Buyer or its representatives entry upon the property or business of the Acquired Companies,
(ii) any investigations or other activities conducted thereon by Buyer or

Buyer's representatives, (iii) any liens or other encumbrances filed or recorded against any asset of Seller or the Acquired Companies as a consequence of the investigations or any and all other activities undertaken by Buyer or Buyer's representatives, and/or (iv) any and all other activities undertaken by Buyer or Buyer's representatives with respect to the business or assets of the Acquired Companies. The foregoing indemnification by Buyer shall survive the Closing for all purposes.

                  Seller will conduct the business of the Acquired Companies only in the ordinary course as theretofore conducted and use commercially reasonable efforts to maintain and preserve the business operations of the Acquired Companies and to conduct their affairs as heretofore conducted so as to preserve the accuracy of the representations and warranties.

                  Seller will use all commercially reasonable efforts to obtain satisfaction if the conditions of closing set forth in Article VII hereof.

                  Seller will not permit the Loan Balance by the Acquired Companies to increase beyond the Loan Balance in existence on the date hereof.

                  8.2 Break up Fee and Deposit. If Buyer shall have theretofore made payment of the Deposit to Escrowee, and if for any reason the Assets are sold to an entity other than Buyer, the Seller (in addition to Escrowee's returning the Deposit to Buyer) shall immediately make payment of the Break up Fee to Buyer, as a liquidated amount in reimbursement of Buyer's expenses. Upon any termination of this Agreement prior to Closing, the Deposit shall be remitted to Buyer, unless Agreement shall be terminated by reason of the failure of Buyer to consummate the sale of the Assets where all of the conditions precedent to such obligation of Buyer shall have been satisfied, in which circumstances Seller may retain the Deposit as liquidated damages hereunder.

                                   ARTICLE IX
                                   ----------

               SURVIVAL OF REPRESENTATIONS AND FURTHER ASSURANCES
               --------------------------------------------------

                  9.1 General Survival:
                      ----------------

                  Notwithstanding any investigation or audit conducted before or after the Closing Date, each party shall be entitled to rely upon the representations and warranties in this Agreement to the extent hereinafter set forth. Each of the parties hereto agree that the representations and warranties of the other contained herein shall survive for the period of time represented by three months following the expiration of applicable statute of limitations to claims asserted by a party concerning such matters.

                  9.2 Further Assurances:
                     ------------------

                  If, at any time after the Closing, Buyer shall consider or be advised that any further assignments, conveyances, certificates, filings, instruments or documents or any other things are necessary or desirable to vest, perfect or confirm in Buyer title to the Assets, or to consummate any of the transactions contemplated by this Agreement, Seller shall, upon request and at Buyer's expense, promptly execute and deliver all such proper deeds, assignments, certificates, filings, instruments and documents and do all things reasonably necessary and proper to vest, perfect or confirm title in Buyer and to otherwise carry out the purposes of this Agreement.

                                    ARTICLE X
                                    ---------

                                   TERMINATION
                                   -----------

                  10.1. Right of Termination Without Breach: Subject to the provisions of Section 10.3, if applicable, this Agreement may be terminated without further liability of any party at any time prior to the Closing, except the return of the Deposit to Buyer:

                  1.       by mutual written agreement of Buyer and Seller; or

                  2. by Buyer, if the Final Sale Order has not entered in the docket of the Bankruptcy Court on or before January 19, 2001; or

                  3. by Buyer, if all conditions to Buyer's obligations listed in Article VII have not been satisfied on or prior to January 19, 2001, or

                  4. by Buyer or Seller, if the Final Sale Order provides for a competing bidder to purchase the Assets and such bidder acquires the Assets pursuant to such Final Sale Order; or

                  5. by Seller, if the conditions listed in Article VII shall have been satisfied and Buyer fails to consummate the Closing under this Agreement on or prior to January 19, 2001.

                  10.2     Termination for Breach:

                  i. Termination by Buyer. If there has been a material violation or breach by Seller of any of the agreements, representations or warranties contained in this Agreement which has not been waived in writing by Buyer, then Buyer may deliver written notice to Seller at any time prior to the Closing that such violation, breach, failure or wrongful termination attempt is continuing and may terminate this Agreement. In the event Buyer terminates this Agreement, then, in addition to any other liability of Seller to Buyer with respect to such termination, the Deposit shall be returned to Buyer.

                  ii. Termination by Seller: If there has been a material violation or breach by Buyer of any of the agreements, representations or warranties contained in this Agreement which has not been waived in writing by Seller, then provided Seller shall not then be in default in the performance of any of its obligations hereunder, Seller may deliver written notice to Buyer at any time prior to the Closing that such violation, breach, failure or wrongful termination attempt is continuing and may terminate this Agreement. Upon termination of this Agreement by Seller as set forth above, the Deposit shall be nonrefundable and shall be retained by Seller as liquidated damages to compensate Seller for the damages caused by Buyer for Buyer's breach of this Agreement.

                  10.3 Break-Up Fee: In consideration of Buyer's entry into this Agreement, and in recognition of the benefits which it provides Seller in seeking to sell the business for the highest and best offer, Seller agrees (as Buyer's sole and exclusive remedy under this Agreement other than return of the Deposit) to pay Buyer the Break-Up Fee if the Final Sale Order provides for another bidder to purchase all or substantially all of the stock or assets of the Acquired Companies, which Break-Up Fee shall be paid to Buyer when and as provided for in the Final Sale Order, if and only if, the closing of the sale of the stock or assets (or a sale of substantially all of the stock or assets of the Acquired Companies) to such other bidder in a transaction that is approved by the Bankruptcy Court (such event, the "Other Sale Event"). In the event the Closing under this Agreement fails to occur for any reason other than an Other Sale Event, then, no Break-Up Fee whatsoever shall payable to Buyer by Seller. This Article 10 and Company's obligation to pay the Break-Up Fee shall survive the termination of this Agreement. Payment of the Break-Up Fee shall be considered a superiority administrative expense senior to all other administrative expense claims under Sections 503(b) and 507(a)(1) of the Bankruptcy Code.

                                   ARTICLE XI
                                   ----------

                                  MISCELLANEOUS
                                  -------------

                  11.1 Waivers and Amendments:
                       ----------------------

                  This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto. The provisions of this Agreement may be waived only by an instrument in writing executed by the party granting the waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.

                  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

                  11.2 Fees and Expenses: Except as otherwise expressly provided in this Agreement, Buyer shall be responsible for all its fees and expenses incurred in connection with this transaction, and Seller shall be responsible for all its fees and expenses incurred in connection with this transaction.

                  11.3 Notices: All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telex, telecopier or similar electronic device, two (2) hours after sending, provided it is sent on a business day between 9:00 a.m. and 4:00 p.m., but if not, then immediately upon the beginning of the first business day after being sent; if by Federal Express, Express Mail or any other overnight delivery service, on the first business day after dispatch; and if mailed by certified mail, return receipt requested, two (2) business days after delivery or the return of the notice to sender marked "unclaimed". All notices, requests, and demands are to be given or made to the parties at the following addresses (or to such other address as either party may designate by notice in accordance with the provisions of this paragraph):

If to Buyer:                                Apple Sports Acquisition, Inc.
                                            Dorson Sports Acquisition Inc.
                                            Apple Shoes Acquisition Inc.
                                            c/o Apple Sports Inc.
                                            One Roebling Court
                                            Ronkonkoma, New York 11779
                                            Attention: Tim Moran
                                            Telephone: (516) 585-5400
                                            Telecopier: (516) 585-5778
with a copy to:                             Robinson Brog Leinwand Greene
                                            Genovese & Gluck P.C.
                                            1345 Avenue of the Americas
                                            New York, New York 10105
                                            Attention: Harvey Feldschreiber, Esq
                                            Telephone: (212) 603-0481
                                            Telecopier: (212) 956-2164

If to Seller:                               Empire of Carolina, Inc.
                                            4731 West Atlantic Avenue
                                            Suite B-1
                                            Delray Beach, Florida 333945
                                            Attention: President
                                            Telephone: (516) 498-4000
                                            Telecopier:

With a copy to:                             Greenberg Traurig, PA
                                            515 East Las Olas Boulevard
                                            Fort Lauderdale, Florida 33301
                                            Attention: Brian Gart, Esq.
                                            Telephone: (954) 768-8212
                                            Telecopier: (954) 765-1477

                  11.4 Entire Agreement: The Letter Agreement and this Agreement and the schedules and exhibits hereto and the documents and instruments executed and delivered in connection herewith set forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede any prior negotiations, agreements, letters of intent, understandings or arrangements between the parties hereto with respect to the subject matter hereof. The Letter Agreement dated as of December 28, 2000 from Buyer to Seller is hereby terminated and is null and voice for all purposes.

                  11.5 Binding Effect; Benefits: This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  11.6 Non-Assignability: This Agreement and any rights and obligations pursuant hereto shall not be assignable by any party hereto without the prior written consent of the other party, except that the rights of Buyer hereunder shall inure to the benefit of the survivor corporation, as the case may be, with respect to the merger agreements referred to in recital "I" at the beginning of this Agreement.

                  11.7 Applicable Law; Venue; Jurisdiction: This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts made and to be enforced in such state. Seller and Buyer each hereby consent to the personal jurisdiction of the courts of the State of New York and the federal courts situated therein over any judicial proceeding under or that may otherwise arise out of this Agreement and agree not to contest venue for any such proceeding commenced in the courts of the State of New York in New York County or in the United States District Court for the Southern County District of New York.

                  11.8 No Benefit to Others: The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto, and their successors and assigns, and they shall not be construed as conferring any rights on any other persons.

                  11.9 Section and Other Headings: The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 11.10 Counterparts:
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  11.11 Joint and Several Liability of Buyer: Each of the corporations comprising "Buyer" shall be jointly and severally liable for all liabilities and obligations of Buyer under this Agreement for all purposes. The act of omission of any corporation comprising "Buyer" with respect to this Agreement shall legally bind each of the other corporations comprising "Buyer" for all purposes without the joinder of the other corporations.

                  11.12 Time is of Essence: Time if of the essence in the performance of this Agreement. This section may be waived only in a writing expressly referring hereto.

                  11.13 Conflict: To the extent a conflict exists between the Final Sale Order and this Agreement, the terms and provisions of the Final Sale Order shall control for all purposes.

                  11.14 Interim Agreements. In connection this Stock Purchase Agreement, Seller and Buyer hereby confirm the following understandings and agreements relating to the Acquired Companies providing, on an interim basis, certain services for Seller "Post- Closing" as follows:

                  (A) Rose Ann Ferraro an employee of the Acquired Companies will continue to provide reasonable (not more than 3 hrs per day) clerical assistance to the Seller until not later than January 27, 2001.

                  (B) File cabinets belonging to Seller that are currently stored in the warehouse of the Acquired Companies may be continued to be stored in such warehouse, at the sole risk of Seller, until not later than 120 days from the date hereof; provided that if not removed at or prior to end of 120 days, same may be placed in an independent warehouse under Seller's name with Buyer paying the first 30 days of the warehousing fee.

                  (C) Office space in premises leased by the Acquired Companies heretofore used by Seller for such purposes, may continue to be used by the Accounts Receivable temp employed by and at the sole expense of Seller, until not later than February 28, 2001. Thereafter, at the sole cost of Seller, such use shall terminate and all paperwork not theretofore removed by Seller will be placed in one back office for storage, at Seller's risk. Although Buyer would appreciate removal of all such paperwork as soon as possible, it will permit storage in the back office to continue until not later than 120 days after the date hereof.

                  (D) The EDI system benefiting Seller which is run by Jasmine Constantino, may remain on premises of the Acquired Companies until not later than February 28, 2001.

                  (E) Buyer will, at no out of pocket cost to Seller or any Acquired Companies, permit the Buying Department of the Acquired Companies to render reasonable assistance with landed product to Seller's Florida offices until not later than 30 days after the date hereof; provided no out of pocket cost to the Acquired Companies shall be incurred as a result thereof.

                  (F) Tom McDougall ("Tom") will continue after Closing as an employee of the Acquired Companies. In order to assist Seller during the transition, Buyer will permit Tom to render assistance to Seller (not more than 4 hours per day) at Seller's request for a period not to exceed 90 days from the date hereof. The services being provided by Tom will be without charge to Seller for the first 30 days after the date hereof , and at the rate of $100/hr. during the next 60 days, which shall be payable to Seller to the Acquired Companies on demand.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                        EMPIRE OF CAROLINA, INC.

                                        By: /s/ James J. Pinto
                                            ------------------------------------
                                              Name: James J. Pinto
                                              Title:  Acting Executive Officer

                                        APPLE SPORTS ACQUISITION, INC.

                                        By: /s/ Timothy Moran
                                            ------------------------------------
                                              Name: Timothy Moran
                                              Title:  President

                                        DORSON SPORTS ACQUISITION, INC.

                                        By: /s/ Timothy Moran
                                            ------------------------------------
                                              Name: Timothy Moran
                                              Title:  President

                                        APPLE SHOES ACQUISITION, INC.

                                        By: /s/ Timothy Moran
                                            ------------------------------------
                                              Name: Timothy Moran
                                              Title:  President